UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A (Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 6, 2017
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 11, 2017, Pilgrim’s Pride Corporation, a Delaware corporation (“Parent”), filed a current report on Form  8-K (the “Original Form 8-K”) announcing that on September 8, 2017, Onix Investments UK Limited, a private limited company incorporated under the laws of England and Wales and registered with company number 10934285 (“Purchaser”) and a wholly-owned subsidiary of Parent, entered into a Share Purchase Agreement (the “Purchase Agreement”) with JBS S.A. a sociedade anônima organized under the laws of the Federative Republic of Brazil, Granite Holdings S.a.r.l., a société à responsabilité limitée organized under the laws of the Grand Duchy of Luxembourg (the “Company”) and, for certain limited purposes set forth in the Purchase Agreement, Parent, pursuant to which Purchaser simultaneously acquired all of the issued and outstanding shares of the Company.

This amendment to the Original Form 8-K is being filed to include financial information for Parent and the Company that was not available at the time of the original filing.

Item 9.01     Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
Audited Consolidated Financial Statements of Granite Holdings S.a.r.l. for the years ended December 31, 2016, December 31, 2015 and December 31, 2014.
(b) Pro Forma Financial Information
Unaudited pro forma condensed combined financial information of Pilgrim’s Pride Corporation for the fifty-two weeks ended December 25, 2016 and December 27, 2015, giving effect to Purchaser’s acquisition of the Company.
(d)    Exhibits

Exhibit Number	Description
23.1	Consent of KPMG in Ireland, Independent Auditors
23.2	Consent of BDO Northern Ireland, Independent Accountants
99.1	Audited Consolidated Financial Statements of Granite Holdings S.a.r.l. for the years ended December 31, 2016, December 31, 2015 and December 31, 2014
99.2
Unaudited pro forma condensed combined financial information of Pilgrim’s Pride Corporation for the fifty-two weeks ended December 25, 2016 and December 27, 2015, giving effect to Purchaser’s acquisition of the Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	November 24, 2017	/s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer